P R O X Y

AMERICAN TONERSERV CORP.

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Chuck Mache and Thomas Hakel, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote as designated below, all the shares of capital stock of American TonerServ Corp. held of record by the undersigned on August 26, 2009, at the Annual Meeting of Stockholders to be held on September 24, 2009, or any adjournment thereof.

1. Election of Directors:

[ ] FOR all nominees listed below (except as marked to the contrary)
[ ] WITHHOLD authority to vote for all the nominees listed below:

Chuck Mache
Daniel J. Brinker
Thomas Hakel
William Robotham
Chad Solter
Gregory Curhan

[INSTRUCTION: To withhold authority to vote for any individual nominee, cross out that nominee's name above. ]

2. The ratification of the appointment of Perry-Smith LLP, as the Company's independent registered public accounting firm.

[ ] FOR      [ ] AGAINST      [ ] ABSTAIN

3. To transact such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE STOCKHOLDER'S SPECIFICATIONS ABOVE. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS TO THE UNDERSIGNED.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement.

Dated: _____________, 2009.

[Place Label Here]
Signature(s) of Stockholder(s)

Signature(s) should agree with the name(s) shown hereon. Executors, administrators, trustees, guardians and attorneys should indicate when signing. Attorneys should submit powers of attorney.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AMERICAN TONERSERV CORP. PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.